                                                                   Exhibit 20.1



                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                          Distribution Date:     3/17/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                    0.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                    0.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                    4,717,500.00
              Class B Note Interest Requirement                      279,708.54
              Class C Note Interest Requirement                      116,128.76
                      Total                                        5,113,337.30

       Amount of the distribution allocable to the interest on the
              Notes per $1,000 of the initial principal balance
              of the Notes
              Class A Note Interest Requirement                         5.55000
              Class B Note Interest Requirement                         5.79167
              Class C Note Interest Requirement                         1.71750

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        850,000,000
              Class B Note Principal Balance                         48,295,000
              Class C Note Principal Balance                         67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)    Required Owner Trust Spread Account Amount                 38,636,400.00



                                                    By:
                                                      ------------------------
                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                 Distribution Date:               3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                    0.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                    0.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                      849,375.00
              Class B Note Interest Requirement                       79,218.75
              Class C Note Interest Requirement                      124,754.24
                       Total                                       1,053,347.99

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         1.13250
              Class B Note Interest Requirement                         1.26750
              Class C Note Interest Requirement                         1.55250

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        750,000,000
              Class B Note Principal Balance                         62,500,000
              Class C Note Principal Balance                         80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00


                                                        By:
                                                              ------------------

                                                        Name: Patricia M. Garvey
                                                        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                Distribution Date:                3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                           900,000,000.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                  1000.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       972,000.00
              Class B Note Interest Requirement                        91,687.50
              Class C Note Interest Requirement                       146,089.94
                      Total                                         1,209,777.44

       Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.08000
              Class B Note Interest Requirement                          1.22250
              Class C Note Interest Requirement                          1.51500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         900,000,000
              Class B Note Principal Balance                          75,000,000
              Class C Note Principal Balance                          96,429,000

(iv)   Amount on deposit in Owner Trust Spread Account             10,714,290.00

(v)    Required Owner Trust Spread Account Amount                  10,714,290.00



                                                     By:
                                                         ---------------------
                                                     Name: Patricia M. Garvey
                                                     Title:Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                Distribution Date:                3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       826,875.00
              Class B Note Interest Requirement                        79,218.75
              Class C Note Interest Requirement                       122,946.21
                       Total                                        1,029,039.96

        Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.10250
              Class B Note Interest Requirement                          1.26750
              Class C Note Interest Requirement                          1.53000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         750,000,000
              Class B Note Principal Balance                          62,500,000
              Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account              8,928,570.00

(v)    Required Owner Trust Spread Account Amount                   8,928,570.00



                                                   By:
                                                         ---------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture            Distribution Date:                    3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       792,540.00
              Class B Note Interest Requirement                        77,647.50
              Class C Note Interest Requirement                       125,651.25
                       Total                                          995,838.75

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.11000
              Class B Note Interest Requirement                          1.30500
              Class C Note Interest Requirement                          1.64250

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         714,000,000
              Class B Note Principal Balance                          59,500,000
              Class C Note Principal Balance                          76,500,000

(iv)   Amount on deposit in Owner Trust Spread Account              8,500,000.00

(v)    Required Owner Trust Spread Account Amount                   8,500,000.00



                                                   By:
                                                       ---------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture             Distribution Date:                   3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       547,500.00
              Class B Note Interest Requirement                        53,124.15
              Class C Note Interest Requirement                        90,000.96
                       Total                                          690,625.11

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.09500
              Class B Note Interest Requirement                          1.27500
              Class C Note Interest Requirement                          1.68000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         500,000,000
              Class B Note Principal Balance                          41,666,000
              Class C Note Principal Balance                          53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account              5,952,380.00

(v)    Required Owner Trust Spread Account Amount                   5,952,380.00



                                                    By:
                                                          ---------------------

                                                    Name: Patricia M. Garvey
                                                    Title:Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                  Distribution Date:              3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       793,125.00
              Class B Note Interest Requirement                        78,750.00
              Class C Note Interest Requirement                       131,986.37
                      Total                                         1,003,861.37

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.05750
              Class B Note Interest Requirement                          1.26000
              Class C Note Interest Requirement                          1.64250

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         750,000,000
              Class B Note Principal Balance                          62,500,000
              Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account              8,928,570.00

(v)    Required Owner Trust Spread Account Amount                   8,928,570.00



                                                    By:
                                                           --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture              Distribution Date:                  3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                           0.00
       Amount of Net Swap Receipt                                   2,928,278.50

(ii)   Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest                                 3,850,000.00
              Class B Note Interest                                    90,300.00
              Class C Note Interest                                   151,200.00
                      Total                                         4,091,500.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest                                      4.58333
              Class B Note Interest                                      1.29000
              Class C Note Interest                                      1.68000

(iv)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         840,000,000
              Class B Note Principal Balance                          70,000,000
              Class C Note Principal Balance                          90,000,000

(v)    Amount on deposit in Owner Trust Spread Account             10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                  10,000,000.00



                                                    By:
                                                      --------------------

                                                    Name: Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                Distribution Date:               3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     1,360,800.00
              Class B Note Interest Requirement                       140,962.50
              Class C Note Interest Requirement                       236,925.00
                      Total                                         1,738,687.50

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.08000
              Class B Note Interest Requirement                          1.34250
              Class C Note Interest Requirement                          1.75500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,260,000,000
              Class B Note Principal Balance                         105,000,000
              Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             15,000,000.00

(v)    Required Owner Trust Spread Account Amount                  15,000,000.00



                                                    By:
                                                        --------------------

                                                    Name: Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6



Section 7.3 Indenture                Distribution Date:               3/17/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     1,111,320.00
              Class B Note Interest Requirement                       114,660.00
              Class C Note Interest Requirement                       197,640.00
                      Total                                         1,423,620.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         1.10250
              Class B Note Interest Requirement                         1.36500
              Class C Note Interest Requirement                         1.83000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,008,000,000
              Class B Note Principal Balance                          84,000,000
              Class C Note Principal Balance                         108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             12,000,000.00

(v)    Required Owner Trust Spread Account Amount                  12,000,000.00



                                                       By:
                                                          --------------------

                                                       Name: Patricia M. Garvey
                                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                 Distribution Date:              3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       907,200.00
              Class B Note Interest Requirement                        90,825.00
              Class C Note Interest Requirement                       156,600.00
                      Total                                         1,154,625.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.08000
              Class B Note Interest Requirement                          1.29750
              Class C Note Interest Requirement                          1.74000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         840,000,000
              Class B Note Principal Balance                          70,000,000
              Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             10,000,000.00

(v)    Required Owner Trust Spread Account Amount                  10,000,000.00



                                                  By:
                                                      --------------------

                                                  Name: Patricia M. Garvey
                                                  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                Distribution Date:                3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     1,225,980.00
              Class B Note Interest Requirement                       122,745.00
              Class C Note Interest Requirement                       211,680.00
                      Total                                         1,560,405.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.04250
              Class B Note Interest Requirement                          1.25250
              Class C Note Interest Requirement                          1.68000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,176,000,000
              Class B Note Principal Balance                          98,000,000
              Class C Note Principal Balance                         126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             14,000,000.00

(v)    Required Owner Trust Spread Account Amount                  14,000,000.00



                                                    By:
                                                        --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture                Distribution Date:                3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     1,426,950.00
              Class B Note Interest Requirement                       140,962.50
              Class C Note Interest Requirement                       239,962.50
                      Total                                         1,807,875.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.13250
              Class B Note Interest Requirement                          1.34250
              Class C Note Interest Requirement                          1.77750

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,260,000,000
              Class B Note Principal Balance                         105,000,000
              Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             15,000,000.00

(v)    Required Owner Trust Spread Account Amount                  15,000,000.00



                                                   By:
                                                      --------------------

                                                   Name: Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                Distribution Date:                3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     1,313,550.00
              Class B Note Interest Requirement                       129,937.50
              Class C Note Interest Requirement                       220,725.00
                      Total                                         1,664,212.50

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.04250
              Class B Note Interest Requirement                          1.23750
              Class C Note Interest Requirement                          1.63500

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,260,000,000
              Class B Note Principal Balance                         105,000,000
              Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             15,000,000.00

(v)    Required Owner Trust Spread Account Amount                  15,000,000.00



                                                     By:
                                                       --------------------

                                                     Name: Patricia M. Garvey
                                                     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture          Distribution Date:                      3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       907,200.00
              Class B Note Interest Requirement                        89,250.00
              Class C Note Interest Requirement                       154,575.00
                      Total                                         1,151,025.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.08000
              Class B Note Interest Requirement                          1.27500
              Class C Note Interest Requirement                          1.71750

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         840,000,000
              Class B Note Principal Balance                          70,000,000
              Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             10,000,000.00

(v)    Required Owner Trust Spread Account Amount                  10,000,000.00



                                                 By:
                                                   --------------------

                                                 Name: Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                  Distribution Date:              3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       970,200.00
              Class B Note Interest Requirement                        97,597.50
              Class C Note Interest Requirement                       177,457.50
                      Total                                         1,245,255.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.05000
              Class B Note Interest Requirement                          1.26750
              Class C Note Interest Requirement                          1.79250

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         924,000,000
              Class B Note Principal Balance                          77,000,000
              Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             11,000,000.00

(v)    Required Owner Trust Spread Account Amount                  11,000,000.00



                                                    By:
                                                      --------------------

                                                    Name: Patricia M. Garvey
                                                    Title:Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7




Section 7.3 Indenture                Distribution Date:                3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       689,850.00
              Class B Note Interest Requirement                        69,693.75
              Class C Note Interest Requirement                       131,118.75
                      Total                                           890,662.50

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.09500
              Class B Note Interest Requirement                          1.32750
              Class C Note Interest Requirement                          1.94250

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         630,000,000
              Class B Note Principal Balance                          52,500,000
              Class C Note Principal Balance                          67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account              7,500,000.00

(v)    Required Owner Trust Spread Account Amount                   7,500,000.00



                                                   By:
                                                       --------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                Distribution Date:                3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                       970,200.00
              Class B Note Interest Requirement                        98,752.50
              Class C Note Interest Requirement                       181,170.00
                      Total                                         1,250,122.50

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.05000
              Class B Note Interest Requirement                          1.28250
              Class C Note Interest Requirement                          1.83000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                         924,000,000
              Class B Note Principal Balance                          77,000,000
              Class C Note Principal Balance                         99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             11,000,000.00

(v)    Required Owner Trust Spread Account Amount                  11,000,000.00



                                                     By:
                                                        --------------------

                                                     Name: Patricia M. Garvey
                                                     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                Distribution Date:               3/17/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                     0.00
              Class B Principal Payment                                     0.00
              Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     3,037,037.50
              Class B Note Interest Requirement                       310,019.79
              Class C Note Interest Requirement                       565,584.38
                      Total                                         3,912,641.67

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          2.41035
              Class B Note Interest Requirement                          2.95257
              Class C Note Interest Requirement                          4.18951

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,260,000,000
              Class B Note Principal Balance                         105,000,000
              Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             15,000,000.00

(v)    Required Owner Trust Spread Account Amount                  15,000,000.00



                                                      By:
                                                         --------------------

                                                      Name: Patricia M. Garvey
                                                      Title: Vice President